Prudential Investment Portfolios 9
Prudential Select Real Estate Fund (the “Fund”)

Supplement dated June 10, 2016 to the Currently Effective Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”)

This supplement amends the Summary Prospectus, Prospectus and SAI of the Fund and is in addition to any existing supplements to the Fund’s Summary Prospectus, Prospectus and/or SAI. At a recent meeting of the Board of Trustees of the Fund (“the Board”), the Board approved the following changes to the Fund:

•	Effective on or about June 30, 2016, the Board approved the designation of the FTSE EPRA/NAREIT Developed Real Estate Net Index (currently a secondary benchmark for the Fund) as the Fund’s primary benchmark, and the elimination of the S&P Developed Property Net Index (currently the Fund’s primary benchmark) as a benchmark for the Fund.
•	In addition, effective as of July 1, 2016, the Fund’s existing contractual cap on Fund expenses, the Fund’s contractual management fee rate and the Fund’s subadvisory fee rate will be lowered.

In order to implement these changes the Summary Prospectus, Prospectus and SAI are revised as follows:

1.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses, the “Annual Fund Operating Expenses” table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Q	Class Z
Management fees	0.80%	0.80%	0.80%	0.80%
+ Distribution and service (12b-1) fees	0.30%	1.00%	None	None
+ Other expenses	3.56%	3.56%	3.47%	3.56%
= Total annual Fund operating expenses	4.66%	5.36%	4.27%	4.36%
– Fee waiver and/or expense reimbursement	(3.36)%	(3.31)%	(3.22)%	(3.31)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.30%	2.05%	1.05%	1.05%
(1)	The manager has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, interest, taxes, acquired fund fees and expenses, brokerage commissions, and extraordinary expenses) of each class of shares of the Fund to 1.05% of the Fund’s average daily net assets. Separately, the distributor has contractually agreed through February 28, 2018 to reduce its distribution and service (12b-1) fees for Class A shares of the Fund to .25% of the average daily net assets of the Class A shares. These waivers may not be terminated prior to February 28, 2018 without the prior approval of the Fund’s Board of Trustees.

2.	In the Summary Prospectus and Prospectus section entitled Fund Summary — Fund Fees and Expenses — Example, the table is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$675	$1,592	$2,514	$4,849	$675	$1,592	$2,514	$4,849
Class C	$308	$1,308	$2,399	$5,095	$208	$1,308	$2,399	$5,095
Class Q	$107	$1,001	$1,909	$4,236	$107	$1,001	$1,909	$4,236
Class Z	$107	$1,019	$1,943	$4,305	$107	$1,019	$1,943	$4,305

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3.	In the Summary Prospectus and Prospectus section entitled Fund Summary —-Investments, Risks and Performance – Performance, the Index Returns table is deleted and replaced with the following new table:

Index % (reflects no deduction for fees, expenses or taxes)
	One Year	Five Years	Ten Years	Since Inception
FTSE EPRA/NAREIT Developed Real Estate Net Index	-0.79	N/A	N/A	1.27
S&P 500 Index	1.39	N/A	N/A	6.33
S&P Developed Property Net Index *	0.03	N/A	N/A	1.35

*The Fund no longer utilizes the S&P Developed Property Net Index for Fund performance comparisons, and instead now utilizes the FTSE EPRA/NAREIT Developed Real Estate Net Index, because the Fund’s Manager believes that the FTSE EPRA/NAREIT Developed Real Estate Net Index provides a more appropriate basis for Fund performance comparisons.

4.	In the Prospectus section entitled How the Fund is Managed — Manager, the following is added to the end of the first paragraph:

Effective July 1, 2016, the contractual management fee rate will be reduced to 0.80% on the Fund’s average daily net assets up to and including $1 billion; 0.78% on the next $2 billion of average daily net assets; 0.76% on the next $2 billion of average daily net assets; 0.75% on the next $5 billion of average daily net assets; and 0.74% on average daily net assets exceeding $10 billion.

5.	In the Prospectus section entitled Glossary, the following is added:

Standard & Poor’s 500 Index. The Standard & Poor’s 500 Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.

6.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Manager, the last two paragraphs before the table are deleted and replaced with the following:

Prior to October 1, 2015, the management fee rate for the Fund was 0.95% of average daily net assets.

For the period October 1, 2015 through June 30, 2016, the Fund’s management fee rate was:

0.95% on average daily net assets up to and including $1 billion;

0.93% on the next $2 billion of average daily net assets;

0.91% on the next $2 billion of average daily net assets;

0.90% on the next $5 billion of average daily net assets;

0.89% on average daily net assets exceeding $10 billion.

Effective July 1, 2016, the Fund’s management fee rate changed. The management fee rate effective as of July 1, 2016 is set out below:

0.80% on average daily net assets up to and including $1 billion;

0.78% on the next $2 billion of average daily net assets;

0.76% on the next $2 billion of average daily net assets;

0.75% on the next $5 billion of average daily net assets;

0.74% on average daily net assets exceeding $10 billion.

7.	In Part I of the SAI, in the section entitled Management & Advisory Arrangements — Subadvisory Arrangements, the last paragraph before the table is deleted and replaced with the following:

Prior to July 1, 2016, the subadvisory fee rate for the Fund was 0.475%.

Effective July 1, 2016, the Fund’s subadvisory fee rate changed. The subadvisory fee rate effective as of July 1, 2016 is 0.375%.

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